UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WYNN RESORTS, LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> April 21, 2017 .

Meeting Information

WYNN RESORTS, LIMITED Meeting Type: Annual <mtgtype> Meeting

For holders as of: February <recdate> 24, 2017

Date: April 21, 2017 Time: 9:00 <mtgtime> AM PDT

Location: The Encore Ballroom at Wynn Las Vegas 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109

You are receiving this communication because you hold WYNN RESORTS, LIMITED shares in the above named company.

ATTN: ROXANE PEPER

3131 LAS VEGAS BLVD. SOUTH

LAS VEGAS, NV 89109 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a 15 . paper copy (see reverse side).

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. 0 We encourage you to access and review all of the important

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information contained in the proxy materials before voting.

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See the reverse side of this notice to obtain 0000310223 proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the

? following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 07, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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. 0 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession

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of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Robert J. Miller 02 Clark T. Randt, Jr. 03 D. Boone Wayson

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017.

3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as described in the proxy statement.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4. To approve, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.

The Board of Directors recommends you vote AGAINST the following proposal:

5. To vote on a stockholder proposal regarding a political contributions report, if properly presented at the Annual Meeting.

15 NOTE: To consider and transact such other business as may properly come before the Annual Meeting or any 1 . adjournment or postponement thereof.

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